                                                                     Exhibit (g)

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors and Shareholders
Amway Asia Pacific Ltd.:

We consent to the use of our reports included herein and incorporated herein by reference.

/s/KPMG LLP
   KPMG LLP


Detroit, Michigan
November 16, 1999